Exhibit 10.38

Execution Version

December 09, 2024

STRICTLY CONFIDENTIAL

Psyence Biomedical Ltd.

121 Richmond Street West

Penthouse Suite 1300

Toronto, Ontario M5H 2K1

Canada

Attn: Neil Maresky, M.B., B.Ch., Chief Financial Officer

Dear Dr. Maresky:

Reference is made to that certain engagement agreement (the “Engagement Agreement”), dated as of July 25, 2024, by and between Psyence Biomedical Ltd. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Agreement.

The parties agree to amend the Engagement Agreement (this “Amendment”), as evidenced by their signatures hereon, on the terms set forth herein as follows:

The parties acknowledge and agree that the Term of the Engagement Agreement shall continue from its original expiration date and expire ninety (90) days following the date hereof.

Except as expressly set forth above, all of the terms and conditions of the Engagement Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded except as set forth herein. Notwithstanding anything to the contrary contained herein, this Amendment shall be subject to the provisions regarding governing law and miscellaneous provisions set forth in Paragraphs I and M of the Engagement Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.

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430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com
Member: FINRA/SIPC

In acknowledgment that the foregoing correctly sets forth the understanding reached by Wainwright and the Company, please sign in the space provided below, whereupon this Amendment shall constitute a binding agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:
Name:
Title:
Date:

Accepted and Agreed:

PSYENCE BIOMEDICAL LTD.

By:	/s/ Neil Maresky
Name: Neil Maresky
Title: Director